Exhibit 10.2

PRIORITY CONFIRMATION JOINDER
December 6, 2017
Reference is made to the Intercreditor Agreement, dated as of May 10, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between JPMorgan Chase Bank, N.A., as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and Wilmington Trust, National Association, as Second Lien Collateral Trustee for the Second Lien Secured Parties (as defined therein) and acknowledged and agreed by Denbury Resources Inc., a Delaware corporation (“Denbury”) and certain of its subsidiaries.
Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 (b) of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and subject to the obligations of being Additional Second Lien Obligations under the Intercreditor Agreement.
1. Joinder. In connection with that certain Indenture, dated as of December 6, 2017 among Denbury, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association, as Trustee and as Collateral Trustee, pursuant to which Denbury will issue 9¼% Senior Secured Second Lien Notes due 2022 in an aggregate principal amount of $381,568,000, the undersigned, Wilmington Trust, National Association, in its capacity as trustee under such Indenture (the “New Representative”), hereby:
(a)    represents that the New Representative has been authorized to become a party to the Intercreditor Agreement, on behalf of the Additional Second Lien Secured Parties under the Additional Second Lien Debt Facility, as a Second Lien Representative under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and
(b)    agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:
Wilmington Trust, National Association
Global Capital Markets
15950 N. Dallas Parkway, Suite 550
Dallas, Texas 75248
Facsimile: 888-316-6238
Attention: Denbury Collateral Trust Administrator
2.    Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Second Lien Debt that constitutes an Additional Second Lien Debt Facility for which the undersigned is acting as Second Lien Representative hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Obligations under the Intercreditor Agreement, that:
(a)    all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by Denbury or any other Grantor to secure any Obligations in respect of such Series of Second Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Second Lien Debt, and that all such Second Liens will be enforceable by the Second Lien Collateral Trustee with respect to such Series of Second Lien Debt for the benefit of all Second Lien Secured Parties equally and ratably;
(b)    the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Representative are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and
(c)    the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Representative appoints the Second Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Second Lien Collateral Trustee of, and directs the Second Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Second Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.
3.    Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
4.    Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.
5.    Expenses. Denbury agrees to reimburse each Secured Debt Representative for its reasonable out-of-pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of date first written above.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the New Representative

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

SIGNATURE PAGE TO PRIORITY CONFIRMATION JOINDER TO INTERCREDITOR AGREEMENT
DENBURY RESOURCES INC.

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

JPMORGAN CHASE BANK, N.A., as Priority Lien Agent

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Officer

SIGNATURE PAGE TO PRIORITY CONFIRMATION JOINDER TO INTERCREDITOR AGREEMENT
DENBURY RESOURCES INC.

The Second Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder and agrees to act as Second Lien Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

SIGNATURE PAGE TO PRIORITY CONFIRMATION JOINDER TO INTERCREDITOR AGREEMENT
DENBURY RESOURCES INC.

Acknowledged and Agreed to by:

DENBURY RESOURCES INC.

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

SIGNATURE PAGE TO PRIORITY CONFIRMATION JOINDER TO INTERCREDITOR AGREEMENT
DENBURY RESOURCES INC.